EXHIBIT 23 - CONSENT


CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement No. 333-31536 of Monarch Services, Inc. on Form S-8 of our report dated July 24, 2006, appearing in the Annual Report on Form 10-KSB of Monarch Services, Inc. for the year ended April 30, 2006 relating to the consolidated financial statements of Monarch Services, Inc.



                                         /s/  Stegman & Company


July 27, 2006